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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 2, 2005
                        (Date of earliest event reported)

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                               AHPC HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

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            Maryland                  0-17458                   73-1326131
(State or other jurisdiction    (Commission File No.)          (IRS Employer
     of incorporation)                                      Identification No.)

                         500 Park Boulevard, Suite 1260
                                Itasca, IL 60143
                    (Address of Principal Executive Offices)

                                 (630) 285-9191
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

         On February 2, 2005, AHPC Holdings, Inc. ("AHPC") completed a private placement of 220,000 shares of Series A Convertible Preferred Stock (the "Series A Shares") at a price of $2.60 per share, which is equal to eighty percent of the closing market price of the AHPC common shares on February 1, 2005. The aggregate offering price of the Series A Shares was $572,000. The proceeds from the sale will be used for general working capital purposes. In connection with the offering, AHPC paid a placement agent fee of $57,200 plus a non-accountable expense allowance of $15,000. In addition, AHPC will issue the placement agent warrants (the "Placement Agent Warrants") to purchase 11,000 shares of common stock with an exercise price equal to $3.25 per share. The Placement Agent Warrants will be exercisable during the period beginning August 5, 2005 and ending February 2, 2008.

         The Series A Shares are convertible into shares of common stock of AHPC at a conversion rate of one for one. Pursuant to the terms of the offering, AHPC is required to file a registration statement prior to April 1, 2005, registering the shares of common stock underlying the Series A Shares for resale, and take such action as necessary to have the Securities and Exchange Commission declare this registration statement effective prior to August 1, 2005. If AHPC fails to complete either requirement prior to its respective deadline, for each 30 day delay (or portion thereof) from either deadline, AHPC will be obligated to issue to the holders of the Series A Shares warrants to purchase up to an aggregate of 44,000 additional shares of common stock of AHPC (the "Penalty Warrants"). If issued, the Penalty Warrants will have an exercise price equal to $3.41, and will be exercisable upon the later of the date of issuance or August 5, 2005, and prior to February 2, 2008.

         The Series A Shares were offered and sold only to a very limited number of "accredited investors," as that term in defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended (the "Securities Act"). The offering of the Series A Shares is exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and Regulation D.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

4.1      Articles Supplementary of AHPC Holdings, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2005

                                 AHPC HOLDINGS, INC.


                                 By:    /s/ Alan Zeffer
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                                 Name:   Alan Zeffer
                                 Title:  President and Chief Executive Officer

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                                  EXHIBIT INDEX

     Exhibit Number       Description
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
          4.1             Articles Supplementary of AHPC Holdings, Inc.